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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2007

                          VALASSIS COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        1-10991                 38-2760940
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
        of Incorporation)               File Number)         Identification No.)

   19975 Victor Parkway, Livonia, MI                                   48152
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (734) 591-3000
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Items to be Included in this Report

Item 8.01  Other Events

      Attached hereto as Exhibit 99.1 is a press release issued by Valassis Communications, Inc. ("Valassis") on December 18, 2007.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.    Description

99.1           Press Release issued by Valassis on December 18, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VALASSIS COMMUNICATIONS, INC.

                                             By:    /s/Robert L. Recchia
                                                    ----------------------------
Date:  December 18, 2007                     Name:  Robert L. Recchia
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index

Exhibit No.      Description

99.1             Press Release issued by Valassis on December 18, 2007.